Exhibit 32.2

                                                                              CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Family Room Entertainment Corporation, a New Mexico corporation (the “Company”), on Form 10-KSB for the year ending June 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Stanley Tepper, Acting ExecutiveVP Finance and Accounting and Chief Financial Officer of the Company, respectively, do each hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to the best of my knowledge and belief:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: October 14, 2008

/s/ Stanley Tepper
Stanley Tepper, Acting Executive VP Finance & Accounting and Chief Financial Officer